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                                                                    EXHIBIT 99.2

                           JETBLUE AIRWAYS CORPORATION
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of JetBlue Airways Corporation on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on July 28, 2003 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of JetBlue Airways Corporation.



Date: July 28, 2003                         By:  /s/ DAVID NEELEMAN
                                                 ----------------------------
                                                 CHIEF EXECUTIVE OFFICER


Date: July 28, 2003                         By:  /s/ JOHN OWEN
                                                 -----------------------------
                                                 EXECUTIVE VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER